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                                                      December 23, 1996


                              CONSENT OF COUNSEL

     We hereby consent to the reference to this firm under the caption Legal Matters in the Statement of Additional Information forming part of Post-Effective amendment No. 10 to the Registration Statement on Form N-4 for Allstate Life of New York Variable Annuity Account II (File No. 33-35445)

                                       Routier and Johnson, P.C.


                                       By:  /s/ Gregor B. McCurdy
                                           -----------------------
                                            Gregor B. McCurdy